THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 30, 2005

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Delaware                   333-120916              30-0183252
   ----------------------------        ------------         -------------------
   (STATE OR OTHER JURISDICTION        (COMMISSION           (I.R.S. EMPLOYER
         OF INCORPORATION              FILE NUMBER)         IDENTIFICATION NO.)



       383 Madison Avenue                                        10179
       New York, New York                                      ----------
      (ADDRESS OF PRINCIPAL                                    (ZIP CODE)
       EXECUTIVE OFFICES)

Registrants telephone number, including area code, is (212) 272-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of June 1, 2005, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, EMC Mortgage Corporation, as seller and company and U.S. Bank National Association as trustee.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              STRUCTURED ASSET MORTGAGE
                                              INVESTMENTS II INC.


                                              By: /s/ Baron Silverstein
                                                  ----------------------
                                              Name:   Baron Silverstein
                                              Title:  Vice President

Dated: July 14, 2005

                                  EXHIBIT INDEX


                 ITEM 601 (a) OF              SEQUENTIALLY
  EXHIBIT        REGULATION S-K                 NUMBERED
  NUMBER           EXHIBIT NO.                DESCRIPTION                PAGE
-----------    ------------------   -------------------------------    --------
     1                  4           Pooling and Servicing Agreement        5